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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Anteon International Corporation and Subsidiaries:


We consent to the incorporation in Amendment No. 2 to the Registration Statement of Anteon International Corporation on Form S-1 of our report dated
February 24, 2000, on our audits of the financial statements of Sherikon, Inc. and Subsidiaries as of December 31, 1998 and 1999 and for the years then ended.


                                          KELLER BRUNER & COMPANY, LLP


Bethesda, MD
February 19, 2002